UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2022

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

235 East 42nd Street		10017
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 28, 2022.
(b) Shareholders voted on the matters set forth below.

1. The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 17, 2022 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:
Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,701,357,646	97,026,302	10,925,480	849,628,501
Albert Bourla	3,577,655,169	204,869,446	26,783,357	849,628,501
Susan Desmond-Hellmann	3,744,546,772	54,872,805	9,887,325	849,628,501
Joseph J. Echevarria	3,315,350,611	483,108,900	10,848,394	849,628,501
Scott Gottlieb	3,775,202,986	23,651,661	10,414,283	849,628,501
Helen H. Hobbs	3,704,020,993	95,742,430	9,505,507	849,628,501
Susan Hockfield	3,773,537,829	25,701,939	10,029,162	849,628,501
Dan R. Littman	3,741,506,546	57,146,873	10,615,511	849,628,501
Shantanu Narayen	3,766,994,058	31,021,763	11,292,326	849,628,501
Suzanne Nora Johnson	3,605,854,757	193,599,113	9,854,277	849,628,501
James Quincey	3,729,849,039	68,041,486	11,406,359	849,628,501
James C. Smith	3,694,497,573	103,133,820	11,676,754	849,628,501

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year was approved based upon the following votes:

Votes for approval	4,440,636,499
Votes against	204,291,133
Abstentions	14,009,991
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,509,011,827
Votes against	275,230,428
Abstentions	25,057,788
Broker non-votes	849,628,501

4. The shareholder proposal regarding amending proxy access was not approved based upon the following votes:

Votes for approval	1,096,172,490
Votes against	2,686,465,588
Abstentions	26,655,147
Broker non-votes	849,628,501

5. The shareholder proposal regarding report on political expenditures congruency was not approved based upon the following votes:
Votes for approval	393,729,907
Votes against	3,387,577,521
Abstentions	27,996,591
Broker non-votes	849,628,501

6. The shareholder proposal regarding report on transfer of intellectual property to potential COVID-19 manufacturers was not approved based upon the following votes:

Votes for approval	1,023,141,083
Votes against	2,714,524,824
Abstentions	71,640,637
Broker non-votes	849,628,501

7. The shareholder proposal regarding report on board oversight of risks related to anticompetitive practices was not approved based upon the following votes:

Votes for approval	1,138,551,810
Votes against	2,600,688,619
Abstentions	70,069,294
Broker non-votes	849,628,501

8. The shareholder proposal regarding report on public health costs of protecting vaccine technology was not approved based upon the following votes:
Votes for approval	325,762,383
Votes against	3,415,442,745
Abstentions	68,096,240
Broker non-votes	849,628,501

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: May 2, 2022